Future Minimum Rental Commitments under Non-Cancellable Operating Leases (Detail) $ in Thousands	Dec. 31, 2014 USD ($)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2015	$ 6,737
2016	7,114
2017	5,917
2018	5,748
2019	5,202
Thereafter	19,103
Total future commitment	49,821
Less: minimum sublease income to be received	(631)
Total future commitment, net of sublease income	$ 49,190